Exhibit 10.2

Execution Version

FIFTH AMENDMENT

TO

CREDIT AGREEMENT

Dated as of October 11, 2017

Among

PARSLEY ENERGY, LLC,

as Borrower,

PARSLEY ENERGY, INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

BMO HARRIS BANK, N.A.,

as Documentation Agent,

and

The Lenders Party Thereto

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Bookrunner

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) dated as of October 11, 2017, is among Parsley Energy, LLC, a Delaware limited liability company (the “Borrower”); Parsley Energy, Inc., a Delaware corporation (“PEI”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Borrower, PEI, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 28, 2016 (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and the Guarantors are parties to that certain Guarantee and Collateral Agreement, dated as of October 28, 2016 made by the Borrower and each of the other Grantors party thereto in favor of the Administrative Agent (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Guaranty Agreement”).

C. The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Fifth Amendment.

D. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Fifth Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fifth Amendment. Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02 – Certain Defined Terms.

(a) Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Agreement” means this Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
	<25%	≥25%, but <50%	≥50%, but <75%	≥75%, but <90%	≥90%
ABR Loans	0.500%	0.750%	1.000%	1.250%	1.500%
Eurodollar Loans	1.500%	1.750%	2.000%	2.250%	2.500%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.11(a), then, if so elected by the Majority Lenders, the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

“Aviation Assets” means (i) that certain Raytheon Aircraft Company Model B300 as more particularly described in the Aviation Trust Agreement, (ii) that certain Textron Aviation Inc. Model B300 as more particularly described in the Aviation Trust Agreement, (iii) a 9.375% undivided ownership interest in that certain 2007 Cessna Aircraft Company 680 (Citation Sovereign) as more particularly described in the Aviation Trust Agreement, (iv) any other airframe acquired by Parsley Administration, (v) any deposit or other payment made, whether previously or in the future, on or with respect to any other airframe to be acquired by Parsley Administration or by the Owner Trustee, as defined in and pursuant to the Trust Agreement, on behalf of the Aviation Trust, and (vi) all engines, accessories and other equipment installed on or in the airframes described in clauses (i) through (v) of this definition and as more particularly described in each supplement to the Aviation Trust Agreement.

“Aviation Trust” means Parsley Energy Administration, LLC Trust, as created pursuant to the Aviation Trust Agreement.

“Aviation Trust Agreement” means that certain Amended and Restated Trust Agreement, dated as of August 25, 2017, by and between Parsley Administration, as Trustor and TVPX ARS Inc. (as successor in interest to Wells Fargo Bank Northwest, National Association), as Owner Trustee, as the same may from time to time be amended, modified, supplemented or restated.

(b) The following definition is hereby added where alphabetically appropriate to read as follows:

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of October 11, 2017, among the Borrower, PEI, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Parsley Administration” means Parsley Administration, LLC, a Texas limited liability company.

“Reverse 1031 Exchange” means, a transaction intended to qualify for non-recognition of gain or loss under Section 1031 of the Code pursuant to which (a) a Section 1031 Counterparty receives funds from the Borrower and/or a Restricted Subsidiary to acquire Properties owned by one or more third parties, which the Borrower and/or any of its Restricted Subsidiaries could have acquired pursuant to a transaction permitted by the terms of this Agreement, in return for a Section 1031 Pledged Note, (b) such acquired Properties are ‘parked’ with such Section 1031 Counterparty, (c) the Borrower and/or any of its Restricted Subsidiaries Dispose of Properties to one or more third parties directly or through such Section 1031 Counterparty, (d) proceeds from such Disposal of Properties referenced in clause (c) above are received by the Section 1031 Counterparty and are used by the Section 1031 Counterparty to repay such Section 1031 Pledged Note and (e) the Properties ‘parked’ with the Section 1031 Counterparty or the Equity Interests in such Section 1031 Counterparty are transferred to the Borrower and/or any of its Restricted Subsidiaries, in each case, subject to changes recommended by counsel to the Borrower.

“Section 1031 Counterparty” means an entity that is not an Affiliate of the Borrower and that serves as qualified intermediary or an exchange accommodation titleholder in connection with a Reverse 1031 Exchange.

“Section 1031 Pledged Note” means any promissory note or similar instrument issued by a Section 1031 Counterparty in favor of the Borrower and/or a Restricted Subsidiary in connection with a Reverse 1031 Exchange, evidencing any loan or advance made to a Section 1031 Counterparty by the Borrower and/or a Restricted Subsidiary; provided that such note or other instrument is in form and substance substantially similar to other such notes or other instruments used by similarly situated parties in the oil and gas industry to effect Reverse 1031 Exchanges.

(c) The definition of “Parsley Aviation” is hereby deleted in its entirety.

2.2 Amendments to Section 9.05. Section 9.05 is hereby amended as follows:

(a) Section 9.05(g) is hereby amended by replacing the reference to “Parsley Aviation” with the phrase “Parsley Administration”;

(b) Section 9.05(k) is hereby amended by replacing the reference to “$25,000,000” with “$50,000,000”; and

(c) New subsections (l) and (m) are hereby added to the end thereof to read in their entirety as follows:

(l) loans or advances made by the Borrower or a Restricted Subsidiary to one or more Section 1031 Counterparties, in each case, evidenced by a Section 1031 Pledged Note; provided that, (i) both immediately before and immediately after giving effect to any such loan or advance, (A) no Default, Event of Default or Borrowing Base Deficiency exists or would exist, (B) Liquidity is at least 15% of the total Commitments and (C) the Consolidated Leverage Ratio does not exceed 3.00 to 1.00 (on a pro forma basis after giving effect to such Investment), as the Consolidated Leverage Ratio is recomputed on such date using (I) Consolidated Total Debt outstanding on such date and (II) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available) and (ii) each Section 1031 Pledged Note is secured by a first priority security interest in the Property ‘parked’ with the Section 1031 Counterparty and the Equity Interests in the Section 1031 Counterparty.

(m) other Investments (valued at the time each such Investment is made), in the aggregate at any time outstanding, not to exceed $50,000,000 (net of the fair market value of any dividends, distributions, or any return of capital received by the applicable Loan Party in respect of Investments previously made pursuant to this clause (m)).

2.3 Amendment to Section 9.11. Section 9.11 is hereby amended by replacing each reference to “Parsley Aviation” with the phrase “Parsley Administration”.

2.4 Amendments to Section 9.12. Section 9.12 is hereby amended as follows:

(a) Section 9.12(e) is hereby amended and restated in its entirety to read as follows:

(e) Dispositions of any Oil and Gas Properties which are not evaluated in the Reserve Report most recently delivered to the Administrative Agent pursuant to Section 8.11 (or which were assigned no Borrowing Base value in the most recent Borrowing Base redetermination pursuant to Section 2.07 (as determined by the Administrative Agent in its sole discretion at the time of the most recent Borrowing Base redetermination)) to unaffiliated third parties for non-cash consideration; provided that (i) both before and immediately after giving effect to any such Disposition, (A) no Default, Event of Default or Borrowing Base Deficiency exists or would exist, (B) Liquidity is at least 10% of the total Commitments and (C) the Consolidated Leverage Ratio does not exceed 3.00 to 1.00 (on a pro forma basis after giving effect to such Disposition), as the Consolidated Leverage Ratio is recomputed on such date using (x) Consolidated Total Debt outstanding on such date and (y) EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available), and (ii) the consideration received in respect of such Disposition shall be equal to or greater than the fair market value of such reserves (as reasonably determined by the board of directors (or equivalent body) of the Borrower);

(b) Section 9.12(h) is hereby amended by replacing each reference to “Parsley Aviation” with the phrase “Parsley Administration”.

2.5 Amendments to Schedules, Exhibits, Annexes.

(a) Schedule 7.14 is hereby amended by replacing the reference to “Parsley Energy Aviation, LLC” with the phrase “Parsley Administration, LLC”

Section 3. Conditions of Effectiveness. This Fifth Amendment will become effective on the date on which each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Fifth Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Borrower, PEI, each Guarantor, the Issuing Bank and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Person.

3.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including fees and expenses invoiced by Paul Hastings LLP).

3.3 No Default or Event of Default shall have occurred and be continuing as of the Fifth Amendment Effective Date.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Majority Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Borrowing Base Increase. For the period from and including the Fifth Amendment Effective Date (as defined below) to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $1,800,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 2.07(g) and Section 8.12(c). For the avoidance of doubt, this Borrowing Base increase shall constitute the October 1, 2017 Scheduled Redetermination.

Section 5. Limited Waivers.

5.1 Waiver of Borrowing Base Reduction. The Borrower has notified the Administrative Agent and the Lenders that the Borrower and PEI intend to Dispose of (i) up to 13,000 net acres of their non-operated Oil and Gas Properties located in Dawson, Glasscock, Howard, Irion, Martin, Midland, Reagan, and Upton Counties, Texas to the extent such properties were not evaluated in the Reserve Report most recently delivered to the Administrative Agent prior to the Fifth Amendment Effective Date and (ii) all of their Oil and Gas Properties located in Block 49, Township 10 South, T&P RR Co. Survey, Pecos County, Texas (collectively, the “Subject Dispositions”). Section 2.07(e) provides that upon the Subject Disposition, if the fair market value of all other Dispositions of Borrowing Base Properties since the most recent Scheduled Redetermination Date exceeds five percent (5%) of the Borrowing Base as then in effect (as determined by the Administrative Agent), individually or in the aggregate, the Borrowing Base then in effect shall be reduced by an amount equal to the value, if any, assigned to such Disposed Borrowing Base Property in the most recently delivered Reserve Report (the “Automatic Borrowing Base Reduction”). Section 2.07(g) provides that upon the Subject Disposition, if the fair market value of all other Dispositions of Borrowing Base Properties since the most recent Scheduled Redetermination Date exceeds ten percent (10%) of the Borrowing Base as then in effect (as determined by the Administrative Agent), individually or in the aggregate, the Administrative Agent and the Required Lenders shall have the right to redetermine the Borrowing Base (the “Optional Borrowing Base Redetermination”). Based on the foregoing, the Borrower has requested that the Lenders waive, and the Lenders do hereby waive, the Automatic Borrowing Base Reduction and Optional Borrowing Base Redetermination solely as it pertains to the Subject Dispositions, in each case to the extent the Subject Dispositions are consummated after the Fifth Amendment Effective Date and prior to the next Scheduled Redetermination Date. Furthermore, the Borrower has requested and the parties hereto agree that the Subject Dispositions will not be included in the calculation of the five percent (5%) threshold of Section 2.07(e) or the ten percent (10%) threshold of Section 2.07(g) for purposes of any additional Dispositions of Borrowing Base Properties or Liquidations of Swap Agreements, as applicable, consummated after the Fifth Amendment Effective Date and prior to the next Scheduled Redetermination Date occurring thereafter.

5.2 Limited Waiver of Mortgage and Title Requirement. Pursuant to Section 8.12(a), the Borrower is required to deliver, on or prior to the delivery of the Reserve Report to the Administrative Agent and the Lenders in connection with the October 1, 2017 Scheduled Redetermination (the “October 1, 2017 Scheduled Redetermination Title Delivery Requirement”), satisfactory title information on at least 85% of the total value of the proved Oil and Gas Properties (and on at least 85% of the total value of the proved, developed and producing reserves) evaluated by such Reserve Report. Pursuant to Section 8.13(a), in connection with the October 1, 2017 Scheduled Redetermination, the Borrower is required to cause the Mortgaged Properties to represent at least 85% of the total value of the Oil and Gas Properties (and at least 85% of the total value of the proved, developed and producing reserves) evaluated in the most recently completed Reserve Report within 30 days after the delivery of such Reserve Report (the “October 1, 2017 Scheduled Redetermination Mortgage Requirement”). The Borrower has requested that the Lenders waive, and the Lenders do hereby waive, the Borrower’s compliance with the October 1, 2017 Scheduled Redetermination Title Delivery Requirement and the October 1, 2017 Scheduled Redetermination Mortgage Requirement; provided that it is a condition to the foregoing waivers that the Borrower must comply with the October 1, 2017 Scheduled Redetermination Title Delivery Requirement and

the October 1, 2017 Scheduled Redetermination Mortgage Requirement on or prior to the date that is 30 days after the Fifth Amendment Effective Date (or such later date as the Administrative Agent shall determine in its sole discretion). The failure by the Borrower to comply with any of the requirements of this Section 5.2 of this Fifth Amendment shall constitute an immediate Event of Default.

5.3 Waivers. Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the foregoing waivers are hereby granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, or amendment to, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Granting the waivers set forth herein does not and should not be construed to be an assurance or promise that consents or waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.

6.2 Ratification and Affirmation; Representations and Warranties. Each of PEI and each Obligor hereby: (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Fifth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fifth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

6.3 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Fifth Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

6.4 NO ORAL AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 GOVERNING LAW. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.6 Loan Document. This Fifth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.7 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.8 Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.9 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

PEI:	PARSLEY ENERGY, INC.

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY GP, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ENERGY, L.P. BY: PARSLEY GP, LLC, its general partner

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Fifth Amendment Signature Page]

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ADMINISTRATION, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY MINERALS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY FINANCE CORP.

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY DE LONE STAR LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Fifth Amendment Signature Page]

GUARANTOR:	PARSLEY DE OPERATING LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY VERITAS ENERGY PARTNERS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY NOVUS LAND SERVICES LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Fifth Amendment Signature Page]

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION
	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Anca Loghin
	Name:	Anca Loghin
	Title:	Authorized Officer

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Matthew Davis
	Name:	Matthew Davis
	Title:	Vice President

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Pat Layton
	Name:	Pat Layton
	Title:	Authorized Signatory

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC.

	By:	/s/ Pat Layton
	Name:	Pat Layton
	Title:	Vice President

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

	By:	/s/ Christopher Zybrick
	Name:	Christopher Zybrick
	Title:	Authorized Signatory

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS

	By:	/s/ Colin Watson
	Name:	Colin Watson
	Title:	Senior Vice President

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	FROST BANK, A TEXAS STATE BANK

	By:	/s/ Jack Herndon
	Name:	Jack Herndon
	Title:	Senior Vice President

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Nicholas Hanford
	Name:	Nicholas Hanford
	Title:	Vice President

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	THE BANK OF NOVA SCOTIA

	By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	COMPASS BANK

	By:	/s/ Kari McDaniel
	Name:	Kari McDaniel
	Title:	Vice President

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE-NEW YORK BRANCH

	By:	/s/ William M. Reid
	Name:	William M. Reid
	Title:	Authorized Signatory

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Michael Higgins
	Name:	Michael Higgins
	Title:	Senior Director

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	CITIBANK, N.A.

	By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Sandra Aultman
	Name:	Sandra Aultman
	Title:	Managing Director

[Parsley Energy, LLC - Fifth Amendment Signature Page]

LENDER:	UBS AG, STAMFORD BRANCH

	By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

	By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

[Parsley Energy, LLC - Fifth Amendment Signature Page]